POLYNOUS GROWTH FUND ("Fund")


Supplement dated November 23, 1999 to Prospectus dated
November 27, 1998, as Supplemented June 28, 1999 and
November 2, 1999.


Polynous Capital Management, Inc., the investment adviser of the Fund (the "Adviser"), has informed the Fund's Board of Trustees that the Adviser is no longer considering recommending to the Board the liquidation of the Fund, but that the Adviser continues to consider certain other strategic options. The Adviser has reinvested the Fund substantially in equity securities in accordance with the Fund's investment policies pending consideration by the Adviser and the Board of these options, including the possible liquidation of the Fund.

The Adviser has also represented to the Board that the Adviser intends to continue subsidizing the Fund through waiver of the Adviser's investment advisory fees and reimbursement by the Adviser of Fund expenses through at least March 31, 2000.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND'S
PROSPECTUS FOR FUTURE REFERENCE